UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 14, 2026

Central Index Key Number of the issuing entity: 0001752363

DBGS 2018-C1 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206705-16	38-4088387 38-4088388 38-4088389 38-7206241
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle New York, New York	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    

Section 8 – Other Events

Item 8.01 – Other Events.

Effective as of July 14, 2026, Green Loan Services LLC, a Delaware limited liability company (“Green Loan Services”), will act as special servicer for the Christiana Mall mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Christiana Mall Non-Serviced Loan Combination”), which is serviced under the trust and servicing agreement for the BBCMS 2018-CHRS securitization (the “BBCMS 2018-CHRS TSA”), replacing Trimont LLC as special servicer for such non-serviced loan combination. Green Loan Services was appointed at the direction of Marathon Asset Management, L.P., the directing certificateholder under the BBCMS 2018-CHRS TSA. As special servicer for the Christiana Mall Non-Serviced Loan Combination, Green Loan Services will be responsible for the servicing and administration of the Christiana Mall Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Christiana Mall Non-Serviced Loan Combination when the Christiana Mall Non-Serviced Loan Combination is not specially serviced. Servicing of the Christiana Mall Non-Serviced Loan Combination will continue to be governed by the BBCMS 2018-CHRS TSA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By: /s/ Robert-Christopher Jones

Name: Robert-Christopher Jones

Title:   Managing Director

By: /s/ Matt Smith

Name: Matt Smith

Title:   Director

Dated:  July 14, 2026